SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement
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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AETHLON MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AETHLON MEDICAL, INC.

9635 GRANITE RIDGE DRIVE, SUITE 100

SAN DIEGO, CA 92123

(858) 459-7800

February 13, 2017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

An Annual Meeting of Stockholders of Aethlon Medical, Inc. will be held on Friday, March 30, 2017, at 3:00 pm, Central Time, at Houston Airport Marriott at George Bush Intercontinental, 18700 John F. Kennedy Blvd., Houston, Texas 77032, for the following purposes:

(1) To elect the four persons named in the Proxy Statement that accompanies this notice to serve as directors of our company (Proposal No. 1);

(2) To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017 (Proposal No. 2); and

(3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on February 9, 2017 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO US AND OUR STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

We have fully set forth the proposals in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” Proposals 1 and 2.

We cordially invite all stockholders to attend the Annual Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope provided as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented at the meeting. Even though you return your proxy, you may nevertheless attend the meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on March 30, 2017:

The proxy materials are available at www.icommaterials.com/aethlon.

By Order of the Board of Directors

/s/ James A. Joyce
James A. Joyce, Chairman of the Board

AETHLON MEDICAL, INC.

9635 GRANITE RIDGE DRIVE, SUITE 100

SAN DIEGO, CA 92123

(858) 459-7800

__________________

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 30, 2017

__________________

VOTING AND PROXY

We are furnishing this statement in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Stockholders to be held at Friday, March 30, 2017, at 3:00 pm, Central Time, at Houston Airport Marriott at George Bush Intercontinental, 18700 John F. Kennedy Blvd., Houston, Texas 77032, and at any meeting following adjournment thereof.

We are mailing the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card to stockholders on or about February 20, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 30, 2017: The proxy materials are available at www.icommaterials.com/aethlon.

What is the purpose of the Annual Meeting?

At the meeting, our stockholders will vote to elect four directors to our Board of Directors and to ratify the appointment of Squar Milner LLP as our independent auditors for the fiscal year ending March 31, 2017. Our stockholders also will conduct a non-binding vote on our executive compensation and will vote on any other business to properly come before the meeting.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on February 9, 2017, the record date, are entitled to receive notice of and to vote at the meeting. Each share of our common stock outstanding at the close of business on the record date will be entitled to one vote on all matters properly submitted to a vote at the meeting. As of the record date, there were 7,961,923 shares of common stock outstanding. If you were a stockholder of record of common stock on the record date, you will be entitled to vote all of the shares of common stock that you held on that date at the meeting or any postponements or adjournments of the meeting. Stockholders who own shares registered in different names or at different addresses may receive more than one proxy card. You must sign each of the proxy cards received to ensure that all of the shares you own are represented at the meeting.

Why is the Board of Directors soliciting proxies?

As many of our stockholders may be unable to attend the meeting in person, our Board of Directors is soliciting the enclosed proxy so that each stockholder is given an opportunity to vote. The proxy enables each stockholder to vote via proxy on all matters that are scheduled to come before the meeting. When we have timely received a properly executed proxy card, the stockholder’s shares will be voted at the meeting according to the stockholder’s directions. We urge stockholders to specify their choices by marking the appropriate boxes on the enclosed proxy card.

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What constitutes a quorum?

Stockholders representing not less than thirty-three and one-third percent (33 1/3%) of our issued and outstanding common stock, present in person or represented by proxy at the meeting, constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the Inspector of Elections in conjunction with information received from our transfer agent. The Inspector of Elections also will determine whether or not a quorum is present.

Shares that abstain from voting as to a proposal, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a proposal (“broker non-votes”), will be counted for purposes of determining whether a quorum is present at the meeting.

What vote is required to elect the nominees to the Board of Directors?

The affirmative vote of shares representing a majority of a quorum present at the meeting is required to elect each nominee to our Board of Directors.

What vote is required to ratify the appointment of the independent auditors?

Ratification of the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017, will be approved if more votes are cast in favor of this proposal than are cast against it.

What vote is required in connection with the advisory, non-binding votes regarding the compensation of executive officers and the frequency of future advisory votes on such executive compensation when such votes are set forth in a proxy statement?

The advisory votes on executive compensation and on the frequency of future advisory votes on such compensation will not be binding on us or our Board of Directors. However, our Compensation Committee will take into account the outcome of the stockholder votes on these proposals at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or us relating to the compensation of the named executive officers or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or us.

How do I vote?

We are offering you two methods of voting your shares:

•	You may indicate your vote on the enclosed proxy card, sign and date the card, and return it in the enclosed prepaid envelope; or
•	You may attend the meeting and vote in person.

How will my shares be voted if I return my proxy card?

All shares entitled to vote and represented by properly executed proxies received prior to the meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors.

If any other matters are properly presented at the meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the meeting.

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May I change my vote after I return my proxy card?

Any proxy may be revoked at any time before it is voted at the meeting by (i) filing with our Secretary, at or before the taking of the vote at the meeting, a written notice of revocation or duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (ii) attending the meeting and voting in person (although attendance at the meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our principal executive offices at Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123, Attention: Secretary, or hand delivered to the Secretary, before the taking of the vote at the meeting.

Who will bear the costs of this solicitation?

This Proxy Statement is being delivered to you on our behalf. We are bearing the expenses of preparing, printing, web hosting and mailing this Proxy Statement and other proxy materials and all other expenses of soliciting proxies. In addition, our directors, officers and employees may solicit proxies by personal interview, mail, telephone, facsimile, internet or other means of electronic transmission, although they will receive no additional compensation for such solicitation.

Where can I find the proxy materials for the meeting on the internet?

Stockholders may access the following proxy materials at www.icommaterials.com/aethlon: our Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card.

How are proxy materials delivered to households?

We will deliver only one Proxy Statement, annual report to stockholders or Notice of Internet Availability of Proxy Materials, as applicable, to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement, the annual report to stockholders or the Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of any such document was delivered upon oral or written request to:

Aethlon Medical, Inc.

Attn: Secretary

9635 Granite Ridge Drive, Suite 100

San Diego, California 92123

Telephone No.: (858) 459-7800

A stockholder may notify us at the above address or phone number that such stockholder wishes to receive a separate proxy statement, annual report to stockholders or Notice of Internet Availability of Proxy Materials, as applicable, in the future. Stockholders sharing an address may direct to us at the above address or phone number requests for delivery of a single copy of annual reports to stockholders, proxy statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of such documents.

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INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of February 9, 2017, with respect to the ownership of our common stock, by (i) each person known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of each class of our capital stock, (ii) each of our directors and director nominees, (iii) each of our named executive officers and (iv) all of our executive officers and directors as a group. The term "executive officer" is defined as the President/Chief Executive Officer, Secretary, Chief Financial Officer/Treasurer, any vice-president in charge of a principal business function (such as administration or finance), or any other person who performs similar policy-making functions for us. Except where otherwise noted, we believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by such person, subject to community property laws where applicable.

TITLE OF CLASS	NAME AND ADDRESS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)(2)	PERCENT OF BENEFICIAL OWNERSHIP
Common Stock	James A. Joyce, Chief Executive Officer and Director 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	407,732 shares (3)	5.0%
Common Stock	Rodney S. Kenley, President and Director 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	44,418 shares (4)	*
Common Stock	James B. Frakes, Chief Financial Officer 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	33,288 shares (5)	*
Common Stock	Franklyn S. Barry, Jr., Director 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	44,921 shares (6)	*
Common Stock	Edward G. Broenniman, Director 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	50,442 shares (7)	*
Common Stock	Chetan S. Shah, MD, Director 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	389,196 shares (8)	4.8%
Common Stock	Sachs Investment Group, LLC (12) 1346 S. Third St. Louisville, KY 40208	1,186,005 shares	14.9%
Common Stock	Ellen R Weiner Family Revocable Trust (12) 10300 W. Charleston Blvd., #13-222 Las Vegas, NV 89135	708,335 shares (9)	8.6%
Common Stock	Alpha Capital Anstalt Lettstrasse 32 FL-9490 Vaduz Liechtenstein	397,299 shares (10)	4.99%
Common Stock	Osher Capital Partners LLC 5 Sansberry Lane Spring Valley, NY 10977	146,024 shares (11)	1.8%
Common Stock	All Current Directors and Executive Officers as a Group (6 members)	969,998 shares	11.5%

*  Less than 1%

(1) Based on 7,961,923 shares of common stock outstanding on our transfer records as of February 9, 2017.

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(2) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable by a person within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(3)  Includes 200,000 stock options exercisable at various prices from $5.00 per share to $18.00 and 39,625 restricted stock units.

(4) Includes 35,000 stock options exercisable at various prices from $5.00 per share to $12.50 per share and 3,250 restricted stock units.

(5) Includes 25,000 stock options exercisable at various prices from $5.00 per share to $12.50 per share and 3,250 restricted stock units.

(6) Includes 41,431 stock options exercisable at various prices from $3.80 per share to $20.50 per share and 1,368 restricted stock units.

(7) Includes 43,431 stock options exercisable at various prices from $3.80 per share to $20.50 per share and 1,368 restricted stock units.

(8) Includes 11,205 stock options exercisable at various prices from $4.10 per share to $9.50 per share and 1,368 restricted stock units.

(9) Includes common stock issuable upon exercise of warrants held by the Ellen R. Weiner Family Revocable Trust. The trust owns 235,934 warrants to purchase common shares at prices ranging from $2.10 to $5.40 per share.

(10) Includes certain shares issuable upon the conversion of a convertible note and exercise of warrants held by Alpha Capital Anstalt (“Alpha”). Alpha owns two convertible notes in the aggregate principal amount of $1,029,603 convertible, along with accrued interest, into 259,611 shares of common stock at $4.00 per share, warrants to purchase 59,688 shares of common stock at an exercise price of $5.00 per share, warrants to purchase 91,125 shares of common stock at an exercise price of $4.50 per share and warrants to purchase 297,619 shares of common stock at an exercise price of $6.30 per share. Alpha’s beneficial ownership is limited contractually to the extent that exercise of such note and warrants would cause the aggregate number of shares of common stock beneficially owned by Alpha to exceed 4.99% of our outstanding shares. Accordingly, beneficial ownership for Alpha does not reflect 310,744 shares underlying such notes and warrants that would cause the number of shares beneficially owned by Alpha to be approximately 85% of our outstanding shares.

(11) Includes certain shares issuable upon the conversion of a convertible note and exercise of warrants held by Osher Capital Partners LLC (“Osher”). Osher owns four convertible notes in the aggregate principal amount of $313,608 convertible, along with accrued interest, into 80,232 shares of common stock at $4.00 per share, warrants to purchase 17,437 shares of common stock at an exercise price of $5.00 per share, warrants to purchase 36,450 shares of common stock at an exercise price of $4.50 per share and warrants to purchase 11,905 shares of common stock at an exercise price of $6.30 per share.

(12) More-than-5% stockholder.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The names, ages and positions of our directors and executive officers as of February 10, 2016 are listed below:

NAMES	TITLE OR POSITION (4)	AGE
James A. Joyce (1)	Chairman, Chief Executive Officer and Secretary	54

Rodney S. Kenley (2)	President and Director	66

James B. Frakes (3)	Chief Financial Officer and Senior Vice President – Finance	60

Franklyn S. Barry, Jr.	Director	77

Edward G. Broenniman	Director	80

Chetan S. Shah, MD	Director	48

_______________

(1) Effective June 1, 2001, Mr. Joyce was appointed our President and Chief Executive Officer, replacing Mr. Barry, who has indicated he will not stand for reelection as a member of the Board of Directors. Mr. Joyce resigned from the position of President upon the appointment of Mr. Kenley to such position on October 27, 2010.

(2) Effective October 27, 2010, Mr. Kenley was appointed as our President.

(3) Effective September 27, 2010, Mr. Frakes was appointed as our Chief Financial Officer.

(4) The Board has determined that Messrs. Barry, Broenniman and Dr. Shah meet the requirements to be determined as “independent directors” for all purposes, including compensation committee and audit committee purposes, under the NASDAQ rules and for federal securities law purposes. Messrs. Joyce and Kenley are not independent as they also function as our executive officers. Mr. Barry has notified the Company that he will not stand for reelection.

Certain additional information concerning the individuals named above is set forth below. This information is based on information furnished us by each individual noted.

James A. Joyce, Chairman, Chief Executive Officer and Secretary

Mr. Joyce is the founder of Aethlon Medical, Inc. and has been the Chairman of the Board and Secretary since March 1999. On June 1, 2001, our Board of Directors appointed Mr. Joyce to the additional role of Chief Executive Officer. Mr. Joyce also serves as the Executive Chairman of Exosome Sciences, Inc. In 1992, Mr. Joyce founded and was the sole stockholder of James Joyce & Associates, an organization that provided management consulting and corporate finance advisory services to CEOs and CFOs of publicly traded companies. Previously, from 1989 to 1991, Mr. Joyce was Chairman and Chief Executive Officer of Mission Labs, Inc. Prior to that Mr. Joyce was a principal in charge of U.S. operations for London Zurich Securities, Inc. Mr. Joyce is a graduate of the University of Maryland. We believe that Mr. Joyce is qualified to serve as our director because of his role in founding our company and his prior experience, including his experience in the extracorporeal industry and in the financial markets.

Rodney S. Kenley, President and Director

Mr. Kenley has been President and a Director since October 2010. He has 38 years of experience in healthcare, most of which have been spent in the extracorporeal blood purification arena. Mr. Kenley held several positions at Baxter Healthcare (Travenol) from 1977 through 1990 including International Marketing Manager, Business Unit Manager for Peritoneal and Hemodialysis products, Manager of New Business Development, Director of Worldwide Product Planning, Director of Advanced Product Development, and VP of Electronic Drug Infusion. Mr. Kenley founded Aksys Ltd. in January 1991 to develop and commercialize his concept of a daily home hemodialysis system which was commercially launched in 2002 as the PHD system. In 2004, Mr. Kenley initiated the development of a second-generation home hemodialysis system in partnership with DEKA Research & Development Corporation in Manchester, New Hampshire. In 2007, the assets of Aksys Ltd. were acquired by DEKA, where Mr. Kenley was employed prior to joining Aethlon Medical, Inc. Mr. Kenley received his Bachelor of Arts degree in Biology and Chemistry from Wabash College, a Master’s of Science degree in Molecular Biology from Northwestern University and a Masters of Management from the Kellogg School of Management, also at Northwestern University. We believe that Mr. Kenley is qualified to serve as our director as a result of his experience in developing extracorporeal blood purification products.

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Franklyn S. Barry, Jr., Director

Mr. Barry was President and Chief Executive Officer of Hemex, Inc. from April 1997 through May 31, 2001 and our President and CEO from March 10, 1999 to May 31, 2001, when he returned to consulting until he retired in 2013. He became a director of Aethlon Medical, Inc. on March 10, 1999. From 1994 to April 1997, Mr. Barry was a private consultant. Included among his prior experiences are tenures as President of Fisher-Price and as co-founder and CEO of Software Distribution Services, which today operates as Ingram Micro-D, an international distributor of personal computer products. Mr. Barry serves on the Board of Directors of Merchants Mutual Insurance Company. We believe that Mr. Barry is qualified to serve as our director because of his extensive management experience.

James B. Frakes, Chief Financial Officer and Senior Vice President – Finance

Mr. Frakes joined Aethlon Medical, Inc. in January 2008 and brought 16 consecutive years of financial responsibility for publicly traded companies, as well as specific knowledge and experience in equity and debt transactions, acquisitions, public reporting and Sarbanes-Oxley Section 404 internal control requirements. Mr. Frakes also serves as the Chief Financial Officer of Exosome Sciences, Inc. He previously served as the CFO for Left Behind Games Inc., a start-up video game company. Prior to 2006, he served as CFO of NTN Buzztime, Inc., an interactive entertainment company. Mr. Frakes received an MBA from the University of Southern California and completed his BA with Honors at Stanford University.

Edward G. Broenniman, Director

Mr. Broenniman became a director of Aethlon Medical, Inc. in March 1999. He has been the Managing Director of The Piedmont Group, LLC, a venture advisory firm, since 1978. Mr. Broenniman recently served on the Board of Directors of publicly traded QuesTech (acquired by CACI International), and currently serves on the Boards of two privately held firms. His nonprofit Boards are the Dingman Center for Entrepreneurship's Board of Advisors at the University of Maryland, the National Association of Corporate Directors, National Capital Chapter (Founder, Chair from 2003 to 2005 and Director from 2001 to 2014) and the Board of the Association for Corporate Growth, National Capital Chapter. We believe that Mr. Broenniman is qualified to serve as our director because of his extensive management experience.

Chetan S. Shah, MD, Director

Dr. Shah became a director of Aethlon Medical, Inc. in June 2013. Dr. Shah is a board certified Otolaryngologist. He is an Advisory Board Member at The Bank of Princeton, and a partner and Board member of the Surgery Center at Hamilton as well as Physician Management Systems and Princeton Eye & Ear, which he founded in 2009. Dr. Shah serves on the board of two other private companies. He holds teaching positions and serves on multiple hospital committees in the area and is on the Audiology and Speech Language Pathology Committee for the State of New Jersey. He also is a member of the Board of Medical Examiners for the State of New Jersey. Dr. Shah received his Bachelor’s degree and Medical Degree from Rutgers University and Robert Wood Johnson Medical School. We believe that Dr. Shah is qualified to serve as our director because of his medical background as both a board certified Otolaryngologist and a member of various medical boards and hospital committees in New Jersey.

Board of Directors

Our Board of Directors has the responsibility for establishing broad corporate policies and for overseeing our overall performance. Members of the Board of Directors are kept informed of our business activities through discussions with the Chief Executive Officer, President and other officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings. Mr. Joyce serves as Chairman of the Board and as our Chief Executive Officer, and we have not designated a lead independent director. We believe that having the offices of Chairman of the Board and Chief Executive Officer consolidated with one person is appropriate for a company of our size and stage of development in order to maximize efficiencies of our limited available personnel resources. The Board of Directors may reevaluate this consolidation in the future if we grow to a size where it determines that such reevaluation is appropriate. Our bylaws provide that each of the directors serves for a term that extends to our next annual meeting of stockholders. Our Board of Directors presently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, on each of which Mr. Barry, Mr. Broenniman and Dr. Shah serve as independent directors. Mr. Barry is Chairman of the Audit Committee, Dr. Shah is Chairman of the Compensation Committee and Mr. Broenniman is the Chairman of the Nominating and Corporate Governance Committee. As a result of Mr. Barry’s determination to not stand for reelection, the Board will temporarily consist of four directors after the Annual Meeting. As required by Nasdaq Listing Rule 5605(b)(2), we will appoint a replacement director for Mr. Barry no later than 180 days from the date of the Annual Meeting.

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Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board of Directors has implemented separate committees for the areas of audit, compensation and nomination of directors, annual review of the independence of our Audit and Compensation Committee members, maintenance of a majority of independent directors, and written expectations of management and directors, among other best practices.

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which has been distributed to all directors, officers, and employees. The Code of Business Conduct and Ethics contains a number of provisions that apply principally to our Chief Executive Officer, Chief Financial Officer and other key personnel. A copy of our Code of Business Conduct and Ethics can be found under the “Investor Relations – Corporate Governance” section of our website at www.aethlonmedical.com. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provisions, applicable to our directors and executive officers, at the same location on our website identified above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Our Board of Directors has determined that three of our current directors meet the independence requirements of the Nasdaq Capital Market, on which our common stock is listed. In the judgment of the Board of Directors, Mr. Joyce and Mr. Kenley do not meet such independence standards. In reaching its conclusions, the Board of Directors considered all relevant facts and circumstances with respect to any direct or indirect relationships between our company and each of the directors, including those discussed under the caption “Certain Relationships and Related Transactions and Director Independence” below. Our Board of Directors determined that any relationships that exist or existed in the past between our company and each of the independent directors were immaterial on the basis of the information set forth in the above-referenced sections.

The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. These committees are responsible to the full board.

Board of Directors Meetings and Attendance

During the fiscal year ended March 31, 2016, the Board of Directors held seven meetings and took action six times by written consent. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period he served as a director and (2) the total number of meetings held by committees of the Board of Directors on which he served during the period he served. With the exception of Mr. Joyce, who is required to attend our Annual Meeting, we do not currently have a policy with regard to attendance at annual meetings of stockholders by the remaining members of the Board of Directors. Four members of the Board of Directors attended the previous Annual Meeting of Stockholders.

Board of Directors

Our Board of Directors has the responsibility for establishing broad corporate policies and for overseeing our overall performance. Members of the Board of Directors are kept informed of our business activities through discussions with the CEO, President and other officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings. Our bylaws provide that each of the directors serves for a term that extends to our next annual meeting of stockholders. Our Board of Directors presently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, on each of which Messrs. Barry and Broenniman and Dr. Shah serve. Mr. Barry is Chairman of the Audit Committee, Mr. Broenniman is Chairman of the Nominating and Corporate Governance Committee, and Dr. Shah is Chairman of the Compensation Committee.

In July 2012, our Board of Directors approved a board compensation program that modifies and supersedes the 2005 Directors Compensation Program, which was previously in effect. Under the 2012 program, in which only non-employee directors may participate, an eligible director will receive a grant of $35,000 worth of ten-year options to acquire shares of common stock, with such grant being valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year. In addition, under this program, eligible directors will receive cash compensation equal to $500 for each committee meeting attended and $1,000 for each formal board meeting attended.

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In the fiscal year ended March 31, 2013, our Board of Directors granted ten-year options to acquire an aggregate of 33,342 shares of our common stock, all with an exercise price of $3.80 per share, to our four outside directors under the 2012 program.

In the fiscal year ended March 31, 2014, our Board of Directors granted ten-year options to acquire an aggregate of 31,911 shares of our common stock, all with an exercise price of $4.10 per share, to our five outside directors under the 2012 program.

In the fiscal year ended March 31, 2015, our Board of Directors granted ten-year options to acquire an aggregate of 11,053 shares of our common stock, all with an exercise price of $9.50 per share, to our three outside directors under the 2012 program.

There were no issuances of stock options to our outside directors in the fiscal year ended March 31, 2016.

At March 31, 2016 we had issued 26,757 options under the old 2005 program to outside directors and 79,309 options to employee-directors, 21,756 outside directors’ options had been forfeited, 5,000 outside directors’ options had been exercised, 79,309 employee-directors’ options had been forfeited and no options under the old 2005 program remained outstanding.

On June 6, 2014, our Board of Directors approved certain changes to the 2012 program. Under this modified program, a new eligible director will receive an initial grant of $50,000 worth of options to acquire shares of common stock, with such grant being valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year. These options will have a term of ten years and will vest 1/3 upon grant and 1/3 upon each of the first two anniversaries of the date of grant. In addition, at the beginning of each fiscal year, each existing director eligible to participate in the modified 2012 program also will receive a grant of $35,000 worth of options valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year. Such options will vest on the first anniversary of the date of grant. In lieu of per meeting fees, eligible directors will receive an annual board retainer fee of $30,000. The modified 2012 program also provides for the following annual retainer fees: Audit Committee Chair - $5,000, Compensation Committee chair - $5,000, Audit Committee member - $4,000, Compensation Committee member - $4,000 and lead independent director - $15,000.

Code of Ethics

On February 23, 2005, the Board of Directors approved a "Code of Business Conduct and Ethics,” which applies to our principal executive officer, our principal financial officer, our principal accounting officer and persons performing similar tasks. Our Code of Business Conduct and Ethics is available on our company website at www.aethlonmedical.com.

Audit Committee and Audit Committee Financial Expert

Our Board of Directors formed an Audit Committee in May of 1999. Mr. Franklyn S. Barry (Chairman of the Audit Committee), Mr. Edward Broenniman and Dr. Chetan S. Shah serve as members of the Audit Committee. Our Board of Directors has also determined that Franklyn Barry, due to his professional experience, meets the definition of an “audit committee financial expert” as defined in Item 407(d)(5)(ii) under Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.  Each of Mr. Barry, Mr. Broenniman and Dr. Shah meets the NASDAQ Stock Market's independence standards for members of such audit committees.

Audit Committee

Our Board of Directors has created an audit committee that presently consists of the directors stated above. Each of the members has a basic understanding of finance and accounting, and is able to read and understand fundamental financial statements. The Board of Directors has determined that each of the members of the Audit Committee meets the independence requirements applicable to Nasdaq Capital Market companies. Our Board of Directors has also determined that Franklyn Barry, due to his professional experience, meets the definition of an “audit committee financial expert” as defined in Item 407(d)(5)(ii) under Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended. The Audit Committee has the authority to appoint, review and discharge our independent registered public accounting firm. The Audit Committee reviews the results and scope of the audit and other services provided by our independent registered public accounting firm, as well as our accounting principles and our system of internal controls, reports the results of their review to the full Board of Directors and to management, and recommends to the full Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K.

The Audit Committee has adopted a charter, which can be found on our website under “Investor Relations – Corporate Governance.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

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AUDIT COMMITTEE REPORT

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our most recent Annual Report on Form 10-K.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from our company and our management, including the matters in the written disclosures and letter provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based on the foregoing, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in our most recent Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the selection of the Company’s independent auditors for the fiscal year ending March 31, 2017.

Members of the Audit Committee

Franklyn S. Barry, Jr.

Edward G. Broenniman

Chetan S. Shah, MD

The foregoing Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this Audit Committee report by reference therein.

Compensation Committee

Our Board of Directors has created a compensation committee consisting of the members stated above. The Compensation Committee makes recommendations concerning compensation of the executive management team and non-employee directors and administers our stock-based incentive compensation plans. The Chairman establishes meeting agendas after consultation with other committee members. Our Chief Executive Officer and other members of management regularly discuss our compensation issues with Compensation Committee members. Subject to Compensation Committee review, modification and approval, our Chief Executive Officer typically makes recommendations respecting bonuses and equity incentive awards for the other members of the executive management team. The Compensation Committee establishes all bonus and equity incentive awards for all executive members of the management team. Our Board of Directors has determined that all members of the Compensation Committee meet the independence requirements applicable to Nasdaq Capital Market companies.

Our Compensation Committee considered compensation information previously provided in fiscal year 2015 by Barney & Barney, a Marsh & McLennan Agency LLC Company, a compensation consultant, that the Compensation Committee considered still current and useful in determining this equity award recommendation. Barney & Barney was engaged by our Compensation Committee to develop a peer group for market assessment and conduct a competitive compensation assessment for our executive management team, our Board of Directors and our broad-based employee population. Among other things, Barney & Barney provided competitive compensation data for purposes of benchmarking our equity grant values and targets, our bonus targets and structure, our total direct compensation, our target incentive opportunities and our base salaries and target total cash compensation. Our Compensation Committee has again engaged Barney & Barney to perform additional assessment services in fiscal year 2017.

The Compensation Committee has adopted a charter, which can be found on our website at “Investor Relations – Corporate Governance.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

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Nominating and Corporate Governance Committee

Our Board of Directors has created a nominating and corporate governance committee consisting of the members stated above. The responsibilities of the Nominating and Corporate Governance Committee include:

•	overseeing our corporate governance functions on behalf of the Board of Directors;
•	making recommendations to the Board of Directors regarding corporate governance issues;
•	identifying and evaluating candidates to serve as directors of our company consistent with criteria approved by the Board of Directors;
•	selecting director candidates or recommending such candidates to the Board of Directors for selection; and
•	reviewing and evaluating the performance of the Board of Directors.

Director Nominations

Criteria for Board Membership

The Nominating and Corporate Governance Committee is responsible for reviewing nominees for director and recommending to the Board of Directors those persons who the committee believes would beneficially impact our company as directors. The Nominating and Corporate Governance Committee considers many factors when evaluating candidates for director, including depth and breadth of experience, business acumen, character, independent thinking, understanding of our business and the industry in which we operate, and willingness to commit adequate time and attention to being a director. The Nominating and Corporate Governance Committee also considers the needs of our company and the Board of Directors, in particular, in assessing candidates. The Nominating and Corporate Governance Committee seeks to ensure that a majority of our directors satisfy the criteria for being deemed independent under NASDAQ rules applicable to us, that members of our Audit Committee meet the financial literacy and sophistication requirements under applicable NASDAQ rules, and that at least one of those members qualifies as an “audit committee financial expert” under Securities and Exchange Commission rules.

The objective of the Nominating and Corporate Governance Committee is to maintain a board comprised of individuals of the highest personal character, integrity, and ethical standards, reflecting a broad range of professional backgrounds, skills and experience relevant to our business. The biography shown above for each director nominee includes many of the factors that the Nominating and Corporate Governance Committee considered important in determining that the nominee should serve as a director of our company. The Nominating and Corporate Governance Committee considers diversity as one of many factors in identifying board nominees. Such diversity includes personal characteristics such as race and gender, as well as diversity in background and skills that relate to the Board of Director’s performance of its responsibilities. The Nominating and Corporate Governance Committee does not assign criteria specific weight when reviewing candidates and may not apply the same criteria to all prospective nominees.

Identification and Evaluation of Nominees

The Nominating and Corporate Governance Committee believes we are well-served by our current directors. Unless special circumstances arise or the Nominating and Corporate Governance Committee makes a material change in the criteria for board membership, the Nominating and Corporate Governance Committee typically will nominate incumbent directors who continue to be qualified, and willing, to act as directors. If an incumbent director does not stand for re-election, or to fill a vacancy on the Board of Directors between annual stockholder meetings, the Nominating and Corporate Governance Committee will search for potential board candidates who meet the criteria for selection as a nominee and have specific desirable qualities or skills. Also, from time to time the Board of Directors may determine to increase its size and add directors with special skills and/or experience relevant and useful to us at our particular stage of development. Director candidates will be selected based on recommendations and feedback from members of our Board of Directors, our senior management, and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. The Nominating and Corporate Governance Committee will evaluate each candidate’s qualifications and check relevant references. At least one member of the Nominating and Corporate Governance Committee will interview candidates, and all members of the Board of Directors will meet with candidates deserving serious consideration. Then the Nominating and Corporate Governance Committee will evaluate which of the prospective candidates is qualified to serve as a director and will determine whether to recommend to the Board of Directors that a particular candidate be appointed to fill a current vacancy on the Board or be presented for the approval of the stockholders, as appropriate.

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Stockholder Nominations

The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director using the same criteria discussed above and will determine, based on those criteria, whether or not to recommend those nominees to the Board of Directors. Any such nominations should be submitted to the Nominating and Corporate Governance Committee, Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123 and should include the following information:

•	all information relating to such nominee that is required to be disclosed pursuant to the Securities Exchange Act of 1934, and such person’s written consent to a background check, to being named in the proxy statement as a nominee, and to serving as a director, if elected;
•	the names and addresses of the stockholder(s) making the nomination and the number of shares of our common stock that are owned beneficially and of record by such stockholder(s); and
•	appropriate biographical information and a statement as to the qualification of the nominee, including the nominee’s specific experience, qualifications, attributes, or skills, addressing the relevance and benefit to our company of such experience, qualifications, attributes, and/or skills at our particular stage of development.

Nominations should be submitted in the timeframe described under the caption “Stockholder Proposals for 2018 Annual Meeting” below.

The Nominating and Corporate Governance Committee has adopted a charter, which can be found on our website at “Investor Relations – Corporate Governance.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Communication with the Board of Directors

Any stockholders wishing to communicate with the Board of Directors about any matter involving the business or operations of our company should send the communication in writing to the Secretary, Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123. Our Secretary will promptly deliver such communications directly to each member of our Board of Directors.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

There are no arrangements or understandings between any two or more of our directors or executive officers or between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Involvement in Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director or executive officer of our company: (1) any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; and (5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies or law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act, as amended), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or associated persons.

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EXECUTIVE COMPENSATION

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal years ended March 31, 2016 and March 31, 2015. The following table summarizes all compensation for fiscal years 2016 and 2015 received by our Chief Executive Officer, and our three most highly compensated executive officers who earned more than $100,000 in fiscal year 2016.

SUMMARY COMPENSATION TABLE FOR 2016 AND 2015 FISCAL YEARS

NAMED EXECUTIVE OFFICER AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)(5)	NON- EQUITY INCENTIVE PLAN COMPEN- SATION ($)	NON- QUALIFIED DEFERRED COMPEN- SATION EARNINGS ($)	ALL OTHER COMP. ($)	TOTAL ($)
James A. Joyce (1)	2016	$370,417	$275,000	$–	$–	$–	$–	$–	$645,417
CHIEF EXECUTIVE OFFICER	2015	$347,500	$95,000	$–	$246,000	$–	$–	$–	$688,500

Richard H. Tullis, PhD (2)	2016	$188,000	$–	$–	$–	$–	$–	$–	$188,000
VICE PRESIDENT AND CHIEF SCIENCE OFFICER	2015	$195,000	$5,000	$–	$8,200	$–	$–	$–	$208,200

James B. Frakes (3)	2016	$226,429	$125,000	$–	$–	$–	$–	$–	$351,429
CHIEF FINANCIAL OFFICER AND SVP-FINANCE	2015	$206,250	$31,500	$–	$41,000	$–	$–	$–	$278,750

Rodney S. Kenley (4)	2016	$268,750	$50,000	$–	$–	$–	$–	$–	$318,750
PRESIDENT	2015	$257,500	$15,000	$–	$41,000	$–	$–	$–	$313,500

_______________

(1) The aggregate number of stock awards and stock option awards issued to Mr. Joyce and outstanding as of March 31, 2016 is 68,000 and 210,000, respectively. Mr. Joyce received a $5,000 salary increase from $325,000 to $330,000 effective July 1, 2013. In June 2014, Mr. Joyce received a $20,000 salary increase from $330,000 to $350,000. In September 2015, Mr. Joyce received a $35,000 salary increase from $350,000 to $385,000.

(2) The aggregate number of stock awards and stock option awards issued to Dr. Tullis and outstanding as of March 31, 2016 is zero and 46,000, respectively. On November 7, 2014, we paid Dr. Tullis $5,000 for accrued expenses reimbursable to him. In January 2015, we paid Dr. Tullis $93,377 in payment of accrued salary. Dr. Tullis resigned as an employee effective February 9, 2016 and is now a consultant to the Company.

(3) Mr. Frakes was appointed as Chief Financial Officer on September 27, 2010 after previously serving as Senior Vice President-Finance on a part-time basis. The aggregate number of stock awards and stock option awards issued to Mr. Frakes and outstanding as of March 31, 2016 is zero and 25,000, respectively. In June 2014, Mr. Frakes received a $30,000 salary increase from $180,000 to $210,000. In September 2015, Mr. Frakes received a $25,000 salary increase from $210,000 to $235,000.

(4) Mr. Kenley was appointed President on October 27, 2011.  The aggregate number of stock awards and stock option awards issued to Mr. Kenley and outstanding as of March 31, 2016 is zero and 35,000, respectively. In June 2014, Mr. Kenley received a $20,000 salary increase from $240,000 to $260,000. In September 2015, Mr. Kenley received a $15,000 salary increase from $260,000 to $275,000.

(5) See note 5 to our financial statements for the years ended March 31, 2016 and 2015 regarding the assumptions made in valuing the stock option awards in the above table.

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Employment Agreements

We entered into an employment agreement with Mr. Joyce effective April 1, 1999. Effective June 1, 2001, Mr. Joyce was appointed President and Chief Executive Officer and his base annual salary was increased from $120,000 to $180,000. Effective January 1, 2005, Mr. Joyce's salary was increased from $180,000 to $205,000 per year. Under the terms of the agreement, his employment continues at a salary of $205,000 per year for successive one-year periods, unless given notice of termination 60 days prior to the anniversary of his employment agreement. Effective April 1, 2006. Mr. Joyce's salary was increased from $205,000 to $240,000. His salary was subsequently increased to $265,000 per year and effective May 1, 2008, his salary was increased from $265,000 to $290,000 per year. Effective April 1, 2010, his salary was increased from $290,000 to $325,000 per year. Effective July 2013, his salary was increased from $325,000 to $330,000 per year. In June 2014, his salary was increased from $330,000 to $350,000 per year. In September 2015, Mr. Joyce received a $35,000 salary increase from $350,000 to $385,000.

During the fiscal year ended March 31, 2016, Mr. Joyce earned bonuses totaling $100,000 from us, excluding a retention bonus (see below) and bonuses totaling $75,000 from Exosome Sciences, Inc. During the fiscal year ended March 31, 2015, Mr. Joyce earned bonuses totaling $50,000 from us and bonuses totaling $45,000 from Exosome Sciences, Inc. All of those bonuses were based upon targets established by our compensation committee.

Mr. Joyce's employment agreement provides for medical insurance and disability benefits, and one year of severance pay if his employment is terminated by us without cause or due to change in our control before the expiration of the agreement, and allows for bonus compensation and stock option grants as determined by our Board of Directors. The agreement also contains restrictive covenants preventing competition with us and the use of confidential business information, except in connection with the performance of his duties for us, for a period of two years following the termination of his employment with us.

We entered into an employment agreement with Dr. Tullis effective January 10, 2000. Effective June 1, 2001, Dr. Tullis was appointed our Chief Science Officer (CSO). His compensation under the agreement was modified in June 2001 from $80,000 to $150,000 per year. Effective January 1, 2005, Dr. Tullis' salary was increased from $150,000 to $165,000 per year. Under the terms of the agreement, his employment continues at a salary of $165,000 per year for successive one-year periods, unless given notice of termination 60 days prior to the anniversary of his employment agreement. Dr. Tullis was granted 5,000 stock options to purchase our common stock in connection the completing certain milestones, such as the initiation and completion of certain clinical trials, the submission of proposals to the U.S. Food and Drug Administration, or FDA, and the filing of a patent application. Effective April 1, 2006, Dr. Tullis’ salary was increased to $180,000 per year. Effective April 1, 2010, his salary was increased from $180,000 to $195,000 per year.

During the fiscal year ended March 31, 2015, Dr. Tullis earned a bonus of $5,000 from us. The bonus was based upon targets established by our compensation committee.

In February 2016, we entered into a part-time consulting agreement with Dr. Tullis. Under that agreement, Dr. Tullis will retain his title of CSO and will continue to provide services under the terms of a consulting agreement with us. In connection with the change in his employment, Dr. Tullis resigned as our Vice President. Under the consulting agreement, Tullis will render approximately twenty (20) hours per week of such services, for which we will pay him a consulting fee of $10,000 per month. This arrangement was subsequently amended to a consulting fee of $4,000 per month in exchange for 20 hours of services per month. The term of the consulting agreement is for an initial sixty-day period and, unless terminated earlier by either party, shall automatically extend for additional one-month periods. Either party to the consulting agreement may terminate it upon 30 days’ prior written notice to the other party. Concurrently with the entry into the consulting agreement, Dr. Tullis and the Company mutually agreed to terminate his employment agreement with us.

On September 27, 2010, Mr. Frakes was appointed our Chief Financial Officer. We have not entered into a written employment agreement with Mr. Frakes. As Chief Financial Officer, Mr. Frakes received an annual salary initially set at $180,000 and medical insurance benefits. In June 2014, his salary was increased from $180,000 to $210,000 per year. In September 2015, Mr. Frakes received a $25,000 salary increase from $210,000 to $235,000.

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During the fiscal year ended March 31, 2016, Mr. Frakes earned bonuses totaling $75,000 from us, excluding a retention bonus (see below) and during the fiscal year ended March 31, 2015, Mr. Frakes earned bonuses totaling $30,000 from us and a bonus of $1,500 from Exosome Sciences, Inc. All of those bonuses were based upon targets established by our compensation committee.

Mr. Kenley was appointed our President on October 27, 2010. Pursuant to a written offer of employment executed by us and Mr. Kenley, he received an annual salary initially set at $240,000 and medical insurance benefits. In June 2014, his salary was increased from $240,000 to $260,000 per year. In September 2015, Mr. Kenley received a $15,000 salary increase from $260,000 to $275,000.

During the fiscal year ended March 31, 2016, Mr. Kenley received a retention bonus (see below) and during the fiscal year ended March 31, 2015, Mr. Kenley earned bonuses totaling $15,000 from us. All of those bonuses were based upon targets established by our compensation committee.

Retention Agreements

On October 16, 2015, following a recommendation of our Compensation Committee, we approved retention bonus grants to three of our executive officers under a newly established Aethlon Senior Management Retention Program to maintain management stability going forward. The Board approved a $100,000 retention bonus for Mr. James A. Joyce, our Chief Executive Officer, a $50,000 retention bonus for Mr. Rodney S. Kenley, our President, and a $50,000 retention bonus for Mr. James B. Frakes, our Chief Financial Officer.

In connection with the bonus granted to Mr. Joyce, we entered into an amen/dment of Mr. Joyce’s Employment Agreement dated April 1, 1999. Pursuant to the amendment, if within two years of the effective date of the amendment, we terminate Mr. Joyce’s employment with us for “Cause” (as defined in his employment agreement) or Mr. Joyce terminates his employment with us other than for “Good Reason” (as defined in his employment agreement), Mr. Joyce must repay in full the amount of the bonus received from us. In the event of his death or disability or termination by us other than for “Cause” or termination by Mr. Joyce for “Good Reason,” Mr. Joyce will not be required to repay any portion of the bonus received by him.

In connection with the bonus granted to Mr. Kenley, we entered into an amendment of Mr. Kenley’s Offer Letter dated October 27, 2010. Pursuant to the amendment, if within two years of the effective date of the amendment, we terminate Mr. Kenley’s employment with us for “Cause” (as defined in the amendment) or Mr. Kenley terminates his employment with us other than for “Good Reason” (as defined in the amendment), Mr. Kenley must repay in full the amount of the bonus received from us. In the event of his death or disability or termination by us other than for “Cause” or termination by Mr. Kenley for “Good Reason,” Mr. Kenley will not be required to repay any portion of the bonus received by him.

In connection with the bonus granted to Mr. Frakes, we entered into a Retention Bonus Agreement with Mr. Frakes. Pursuant to the agreement, if within two years of the effective date of the agreement, we terminate Mr. Frakes’ employment with us for “Cause” (as defined in the agreement) or Mr. Frakes terminates his employment with us other than for “Good Reason” (as defined in the agreement), Mr. Frakes must repay in full the amount of the bonus received from us. In the event of his death or disability or termination by us other than for “Cause” or termination by Mr. Frakes for “Good Reason,” Mr. Frakes will not be required to repay any portion of the bonus received by him.

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Outstanding Equity Awards at 2016 Fiscal Year-End

The following table sets forth certain information concerning stock option awards granted to our named executive officers.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR END

OPTIONS AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (#)	EQUITY INCENTIVE PLAN AWARDS NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS UNEXERCISABLE (#)	OPTION EXERCISE PRICE ($)	DATE OF OPTION EXPIRATION
James A. Joyce	50,000(1)	–	–	$18.00	09/21/17
	40,000(2)	–	–	$12.50	02/21/19
	50,000(3)	–	–	$12.50	09/27/20
	20,000(4)	20,000	–	$5.00	07/01/23
	20,000(7)	10,000		$9.50	06/06/24

Richard H. Tullis	15,000(5)	–	–	$20.50	06/14/18
	20,000(6)	–	–	$12.50	09/27/20
	5,000(4)	5,000	–	$5.00	07/01/23
	666(7)	334		$9.50	06/06/24

James B. Frakes	10,000(6)	–	–	$12.50	09/27/20
	5,000(4)	5,000	–	$5.00	07/01/23
	3,334(7)	1,666		$9.50	06/06/24

Rodney S. Kenley	20,000(6)	–	–	$12.50	10/27/20
	5,000(4)	5,000	–	$5.00	7/01/23
	3,334(7)	1,666		$9.50	06/06/24

______________________

Note: We have omitted the stock awards columns of the above table because we have no disclosure applicable to those columns.

(1) The option vested 20,000 shares at grant, with 10,000 shares vesting each annual anniversary date through June 13, 2010 and as a result of an Option Suspension Agreement with us, the expiration date was extended by 100 days.

(2) The option vested 20,000 at grant, with 10,000 shares vesting on December 31, 2009 and December 31, 2010 and as a result of an Option Suspension Agreement with us, the expiration date was extended by 100 days.

(3) The option was fully vested as of September 27, 2013.

(4) This option vests ratably on July 1, 2014, July 1, 2015 and July 1, 2016.

(5) This option was fully vested as of December 15, 2011.

(6) This option was fully vested as of October 27, 2014.

(7) This option vests ratably on June 6, 2014, June 6, 2015 and June 6, 2016.

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Director Compensation for 2016 Fiscal Year

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended March 31, 2016.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
James A. Joyce (1)	$–	–	–	–	–	–	$–
Richard H. Tullis (2)	$–	–	–	–	–	–	$–
Rodney S. Kenley (3)	$–	–	–	–	–	–	$–
Edward G. Broenniman (4)	$38,000	–	–	–	–	–	$38,000
Franklyn S. Barry, Jr. (5)	$39,000	–	–	–	–	–	$39,000
Chetan S. Shah, MD (6)	$39,000	–	–	–	–	–	$39,000

___________________

(1) All compensation received by Mr. Joyce in fiscal year 2016 is disclosed in the Summary Compensation Table above. Mr. Joyce received no compensation as a director in fiscal year 2016.

(2) All compensation received by Dr. Tullis in fiscal year 2016 is disclosed in the Summary Compensation Table above. Dr. Tullis received no compensation as a director in fiscal year 2016. Dr. Tullis resigned from the Board of Directors effective June 5, 2015.

(3) All compensation received by Mr. Kenley in fiscal year 2016 is disclosed in the Summary Compensation Table above. Mr. Kenley received no compensation as a director in fiscal year 2016.

(4) The aggregate number of stock awards and options awards issued and outstanding as of March 31, 2016 are 0 and 43,431. Mr. Broenniman received stock option grants of 3,684 shares on June 6, 2014, 8,537 shares on March 14, 2014, and 9,211 shares on July 24, 2012 for his service as an outside director. The June 2014 option vested 3,684 shares on March 31, 2015, the March 2014 option vested all 8,537 shares at grant and the 2012 option vested 3,961 at grant, with 5,250 vesting in the June 2013 quarter. On October 21, 2014 and November 7, 2014, we paid Mr. Broenniman an aggregate of $10,063 for accrued Board of Directors fees and expenses reimbursable to him. In January 2015, we paid $84,500 to Mr. Broenniman in payment of accrued Board of Directors fees and amounts accrued for services rendered to us by him prior to the 1999 reorganization among Aethlon, Inc., Hemex, Inc. and us. In January 2016 we paid $39,000 to Mr. Broenniman in payment of accrued Board of Directors fees for the fiscal year ended March 31, 2015 and in April 2016 we paid $38,000 to Mr. Broenniman in payment of accrued Board of Directors fees for the fiscal year ended March 31, 2016.

(5) The aggregate number of stock awards and options awards issued and outstanding as of March 31, 2016 are 0 and 41,431. Mr. Barry received stock option grants of 3,684 shares on June 6, 2014, 8,537 shares on March 14, 2014 and 9,211 shares on July 24, 2012 for his service as an outside director. The June 2014 option vested 3,684 shares on March 31, 2015, the March 2014 option vested all 8,537 shares at grant and the 2012 option vested 3,961 at grant, with 5,250 vesting in the June 2013 quarter. On October 21, 2014 and November 7, 2014, we paid Mr. Barry an aggregate of $10,944 for accrued Board of Directors fees and expenses reimbursable to him. In January 2015, we paid $271,810 to Mr. Barry in payment of accrued director fees and amounts accrued for services rendered to us by him prior to the 1999 reorganization among Aethlon, Inc., Hemex, Inc. and us. In October 2015 we paid $39,000 to Mr. Barry in payment of accrued Board of Directors fees for the fiscal year ended March 31, 2015 and in April 2016 we paid $39,000 to Mr. Barry in payment of accrued Board of Directors fees for the fiscal year ended March 31, 2016.

(6) The aggregate number of stock awards and options awards issued and outstanding as of March 31, 2016 are 0 and 11,205. Dr. Shah received stock option grants of 3,684 on June 6, 2014 and 7,520 shares on July 24, 2012 for his service as an outside director. The June 2014 option vested 3,684 shares on March 31, 2015, and the 2014 option vested all 7,520 shares at grant. In January 2015, we paid $14,500 to Dr. Shah in payment of accrued director fees. In October 2015 we paid $39,000 to Dr. Shah in payment of accrued Board of Directors fees for the fiscal year ended March 31, 2015 and in April 2016 we paid $39,000 to Dr. Shah in payment of accrued Board of Directors fees for the fiscal year ended March 31, 2016.

Directors Compensation Program

We maintain a board compensation program, in which only non-employee directors may participate. Please see the “Equity Compensation Plans – 2012 Directors Compensation Program” section of this Report for more information on the program.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The following describes all transactions since April 1, 2014, and all proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

In July 2013, we borrowed $400,000 from Mr. Phillip Ward, one of our former directors, and Dr. Shah under 90-day notes bearing 10% interest. If we did not pay back those loans by October 9, 2013, then the notes would bear interest at a penalty rate of 12% and the noteholders would have the right at their discretion (i) to convert their principal and accrued interest into shares of common stock at $4.40 per share and (ii) to receive warrants to purchase common stock equal to 50% of the principal converted under the notes, with an exercise price of $6.60 per share. We subsequently repaid Mr. Ward’s note in cash. That repayment extinguished all potential common stock and warrant issuance provisions of Mr. Ward’s note. On July 24, 2014, we issued to Dr. Shah an aggregate of 50,079 shares of unregistered common stock and a seven-year warrant to purchase up to 25,040 shares of common stock at an exercise price of $6.60 per share upon the conversion of an aggregate of $220,349 of unpaid principal and accrued interest due under his note. The amount converted represented the entire amount outstanding under Dr. Shah’s note.

On June 6, 2014, our Board of Directors granted to our directors and our Chief Financial Officer ten-year options to acquire an aggregate of 52,053 shares of our common stock at an exercise price of $9.50 per share.

In July 2014, Exosome Sciences, Inc. paid a bonus of $15,000 to Mr. Joyce.

In October 2014, Exosome Sciences, Inc. paid bonuses of $15,000 to Mr. Joyce and $1,500 to Mr. Frakes.

On October 20, 2014, we issued to Dr. Shah 42,222 shares of common stock and three-year warrants to acquire up to 42,222 shares of common stock with exercise prices ranging from $4.65 to $5.50 per share. The common stock and warrants were issued to Dr. Shah upon his cash exercise, for an aggregate of $214,000, of previously issued warrants for 42,222 shares held by him.

On October 21, 2014 and November 7, 2014, we paid Mr. Franklyn Barry and Mr. Edward Broenniman, two of our outside directors, an aggregate of $10,944 and $10,063, respectively, for accrued Board of Directors fees and expenses reimbursable to them. On November 7, 2014, we paid Dr. Tullis $5,000 for accrued expenses reimbursable to him.

In December 2014, we paid bonuses of $25,000 to Mr. Joyce, $15,000 to Mr. Kenley, $15,000 to Mr. Frakes and $5,000 to Dr. Tullis.

In December 2014, Exosome Sciences, Inc. paid Mr. Joyce a bonus of $15,000.

In January 2015, we made the following payments to certain of our officers and directors:

•	bonuses of $25,000 to Mr. Joyce and $15,000 to Mr. Frakes;
•	$93,377 to Dr. Tullis in payment of accrued salary;
•	$14,500 to Dr. Shah in payment of accrued director fees;
•	$84,500 to Mr. Broenniman in payment of accrued director fees and amounts accrued for services rendered to us prior to the 1999 reorganization among Aethlon, Inc., Hemex, Inc. and us; and
•	$271,810 to Mr. Barry in payment of accrued director fees and amounts accrued for services rendered to us prior to the 1999 reorganization among Aethlon, Inc., Hemex, Inc. and us.

In June 2015, Mr. James Joyce, our Chief Executive Officer, Mr. James Frakes, our Chief Financial Officer and Dr. Chetan Shah, a director of our company, agreed to waive their rights to acquire an aggregate of 402,318 shares of common stock underlying certain stock options and warrants held by them. Those waivers were required in order to make a sufficient number of shares of common stock available for issuance upon the exercise of the warrants issued in our June 2015 financing. Those waivers expired when we amended our Articles of Incorporation on March 31, 2016, to increase sufficiently the number of authorized shares of common stock available for issuance following approval of that measure at our annual stockholders’ meeting on March 29, 2016.

In September 2015, the Compensation Committee approved and we paid bonuses of $100,000 and $75,000 to Mr. Joyce and Mr. Frakes, respectively, for achieving an agreed milestone event of achieving a Nasdaq listing.

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Retention Agreements

On October 16, 2015, following a recommendation of our Compensation Committee, we approved retention bonus grants to three of our executive officers under a newly established Aethlon Senior Management Retention Program to maintain management stability going forward. The Board approved a $100,000 retention bonus for Mr. James A. Joyce, our Chief Executive Officer, a $50,000 retention bonus for Mr. Rodney S. Kenley, our President, and a $50,000 retention bonus for Mr. James B. Frakes, our Chief Financial Officer.

In connection with the bonus granted to Mr. Joyce, we entered into an amendment of Mr. Joyce’s Employment Agreement dated April 1, 1999. Pursuant to the amendment, if within two years of the effective date of the amendment, we terminate Mr. Joyce’s employment with us for “Cause” (as defined in his employment agreement) or Mr. Joyce terminates his employment with us other than for “Good Reason” (as defined in his employment agreement), Mr. Joyce must repay in full the amount of the bonus received from us. In the event of his death or disability or termination by us other than for “Cause” or termination by Mr. Joyce for “Good Reason,” Mr. Joyce will not be required to repay any portion of the bonus received by him.

In connection with the bonus granted to Mr. Kenley, we entered into an amendment of Mr. Kenley’s Offer Letter dated October 27, 2010. Pursuant to the amendment, if within two years of the effective date of the amendment, we terminate Mr. Kenley’s employment with us for “Cause” (as defined in the amendment) or Mr. Kenley terminates his employment with us other than for “Good Reason” (as defined in the amendment), Mr. Kenley must repay in full the amount of the bonus received from us. In the event of his death or disability or termination by us other than for “Cause” or termination by Mr. Kenley for “Good Reason,” Mr. Kenley will not be required to repay any portion of the bonus received by him.

In connection with the bonus granted to Mr. Frakes, we entered into a Retention Bonus Agreement with Mr. Frakes. Pursuant to the agreement, if within two years of the effective date of the agreement, we terminate Mr. Frakes’ employment with us for “Cause” (as defined in the agreement) or Mr. Frakes terminates his employment with us other than for “Good Reason” (as defined in the agreement), Mr. Frakes must repay in full the amount of the bonus received from us. In the event of his death or disability or termination by us other than for “Cause” or termination by Mr. Frakes for “Good Reason,” Mr. Frakes will not be required to repay any portion of the bonus received by him.

Mr. Joyce received quarterly bonus payments of $15,000 from Exosome throughout the fiscal year ended March 31, 2016 per targets set by the Compensation Committee.

In October 2015, we paid accrued Board fees from the fiscal year ended March 31, 2015 of $39,000 each to Mr. Barry and Dr. Shah and paid Mr. Broenniman his accrued fiscal 2015 Board fees in January 2016.

In April 2016, we paid accrued Board fees from the fiscal year ended March 31, 2016 to Mr. Barry, Mr. Broenniman and Dr. Shah.

Director Independence

Each of Mr. Barry, Mr. Broenniman and Dr. Shah is an independent director as that term is defined by NASDAQ Stock Market Rule 5605(a)(2). We currently have a compensation committee, a nominating and corporate governance committee and an audit committee. Of the members of our Board of Directors, each of Mr. Barry, Mr. Broenniman and Dr. Shah meets the NASDAQ Stock Market's independence standards for members of such committees.

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SUMMARY EQUITY COMPENSATION PLAN DATA

Equity Compensation Plans

Summary equity compensation plan data

The following table sets forth information, as of March 31, 2016, about our equity compensation plans (including the potential effect of debt instruments convertible into common stock) in effect as of that date:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)(2)	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	–	$–	9,800

Equity compensation plans not approved by security holders (1)(3)	438,547	$10.94	3,028,845

Totals	438,547	$10.94	3,038,645

__________________

(1) The description of the material terms of non-plan issuances of equity instruments is discussed in Note 5 to the accompanying consolidated financial statements.

(2) Net of equity instruments forfeited, exercised or expired.

(3) On March 31, 2016 we had 3,028,845 shares available under our 2010 Stock Incentive Plan.

2000 Stock Option Plan

Our 2000 Stock Option Plan provides for the grant of incentive stock options to our full-time employees (who may also be directors) and nonstatutory stock options to non-employee directors, consultants, customers, vendors or providers of significant services. The exercise price of any incentive stock option may not be less than the fair market value of the common stock on the date of grant or, in the case of an optionee who owns more than 10% of the total combined voting power of all classes of our outstanding stock, not be less than 110% of the fair market value on the date of grant. The exercise price, in the case of any nonstatutory stock option, must not be less than 75% of the fair market value of the common stock on the date of grant. The amount reserved under the 2000 Stock Option Plan is 10,000 options.

At March 31, 2016, all of the grants previously made under the 2000 Stock Option Plan had expired and 200 common shares had been issued under the plan, with 9,800 available for future issuance.

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2010 Stock Incentive Plan

In August 2010, we adopted the 2010 Stock Incentive Plan, which provides incentives to attract, retain and motivate employees and directors whose present and potential contributions are important to our success by offering them an opportunity to participate in our future performance through awards of options, the right to purchase common stock, stock bonuses and stock appreciation rights and other awards. We initially reserved a total of 70,000 common shares for issuance under the 2010 Stock Incentive Plan.

In August 2010, we filed a registration statement on Form S-8 for the purpose of registering 70,000 common shares issuable under this plan under the Securities Act, and in July 2012, we filed a registration statement on Form S-8 for the purpose of registering 100,000 common shares issuable under this plan under the Securities Act.

On January 26, 2016, our Board of Directors approved an amendment to the 2010 Stock Incentive Plan to increase the total number of shares of common stock reserved for issuance under the plan to 3,170,000 shares, subject to amendment of our Articles of Incorporation to increase our authorized common stock. On March 29, 2016, we held an annual stockholders meeting, at which our stockholders approved the Amended 2010 Stock Incentive Plan and an amendment of our Articles of Incorporation to increase our authorized common stock to 30,000,000 shares. On March 31, 2016, we filed a Certificate of Amendment to our Articles of Incorporation to effect the increase in our authorized common stock. As a result of such amendment, the Amended 2010 Stock Incentive Plan became effective on March 31, 2016.

At March 31, 2016, we had 3,028,845 shares available under this plan.

2012 Directors Compensation Program

In July 2012, our Board of Directors approved a board compensation program that modifies and supersedes the 2005 Directors Compensation Program, which was previously in effect. Under the 2012 program, in which only non-employee directors may participate, an eligible director will receive a grant of $35,000 worth of ten-year options to acquire shares of common stock, with such grant being valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year. In addition, under this program, eligible directors will receive cash compensation equal to $500 for each committee meeting attended and $1,000 for each formal board meeting attended.

In the fiscal year ended March 31, 2013, our Board of Directors granted ten-year options to acquire an aggregate of 33,342 shares of our common stock, all with an exercise price of $3.80 per share, to our four outside directors under the 2012 program.

In the fiscal year ended March 31, 2014, our Board of Directors granted ten-year options to acquire an aggregate of 31,911 shares of our common stock, all with an exercise price of $4.10 per share, to our five outside directors under the 2012 program.

In the fiscal year ended March 31, 2015, our Board of Directors granted ten-year options to acquire an aggregate of 11,053 shares of our common stock, all with an exercise price of $9.50 per share, to our three outside directors under the 2012 program. No stock option grants were issued to directors during the fiscal year ended March 31, 2016.

At March 31, 2016 we had issued 26,757 options under the old 2005 program to outside directors and 79,309 options to employee-directors, 21,756 outside directors’ options had been forfeited, 5,000 outside directors’ options had been exercised, 79,309 employee-directors’ options had been forfeited and no options under the old 2005 program remained outstanding.

On June 6, 2014, our Board of Directors approved certain changes to the 2012 program. Under this modified program, a new eligible director will receive an initial grant of $50,000 worth of options to acquire shares of common stock, with such grant being valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year. These options will have a term of ten years and will vest 1/3 upon grant and 1/3 upon each of the first two anniversaries of the date of grant. In addition, at the beginning of each fiscal year, each existing director eligible to participate in the modified 2012 program also will receive a grant of $35,000 worth of options valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year. Such options will vest on the first anniversary of the date of grant. In lieu of per meeting fees, eligible directors will receive an annual board retainer fee of $30,000. The modified 2012 program also provides for the following annual retainer fees: Audit Committee Chair - $5,000, Compensation Committee chair - $5,000, Audit Committee member - $4,000, Compensation Committee member - $4,000 and lead independent director - $15,000.

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Stand-alone grants

From time to time our Board of Directors grants common stock or common share purchase options or warrants to selected directors, officers, employees and consultants as equity compensation to such persons on a stand-alone basis outside of any of our formal stock plans. The terms of these grants are individually negotiated. There were no stock option grants to either employees or directors during the fiscal year ended March 31, 2016.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table sets forth certain information concerning stock option awards granted to our named executive officers.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR END

OPTIONS AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (#)	EQUITY INCENTIVE PLAN AWARDS NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS UNEXERCISABLE (#)	OPTION EXERCISE PRICE ($)	DATE OF OPTION EXPIRATION
James A. Joyce	50,000(1)	–	–	$18.00	09/21/17
	40,000(2)	–	–	$12.50	02/21/19
	50,000(3)	–	–	$12.50	09/27/20
	20,000(4)	20,000	–	$5.00	07/01/23
	20,000(7)	10,000		$9.50	06/06/24

Richard H. Tullis	15,000(5)	–	–	$20.50	06/14/18
	20,000(6)	–	–	$12.50	09/27/20
	5,000(4)	5,000	–	$5.00	07/01/23
	666(7)	334		$9.50	06/06/24

James B. Frakes	10,000(6)	–	–	$12.50	09/27/20
	5,000(4)	5,000	–	$5.00	07/01/23
	3,334(7)	1,666		$9.50	06/06/24

Rodney S. Kenley	20,000(6)	–	–	$12.50	10/27/20
	5,000(4)	5,000	–	$5.00	7/01/23
	3,334(7)	1,666		$9.50	06/06/24

_________________________

Note: We have omitted the stock awards columns of the above table because we have no disclosure applicable to those columns.

(1) The option vested 20,000 shares at grant, with 10,000 shares vesting each annual anniversary date through June 13, 2010 and as a result of an Option Suspension Agreement with us, the expiration date was extended by 100 days.

(2) The option vested 20,000 at grant, with 10,000 shares vesting on December 31, 2009 and December 31, 2010 and as a result of an Option Suspension Agreement with us, the expiration date was extended by 100 days.

(3) The option was fully vested as of September 27, 2013.

(4) This option vests ratably on July 1, 2014, July 1, 2015 and July 1, 2016.

(5) This option was fully vested as of December 15, 2011.

(6) This option was fully vested as of October 27, 2014.

(7) This option vests ratably on June 6, 2014, June 6, 2015 and June 6, 2016.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of copies of the Section 16(a) reports filed for the fiscal year ended March 31, 2016, we believe that all filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with.

PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL #1 – ELECTION OF DIRECTORS

A board of four directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. Franklyn S. Barry, Jr., one of our current directors, has determined to not stand for reelection for personal reasons.

The four nominees selected by the Board of Directors are listed below. Each of the nominees must receive the vote of a majority of a quorum present at the meeting to be elected. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

The proxy holders intend to vote proxies equally for the nominees unless otherwise instructed on the proxy card. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card.

If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. All of the nominees are currently directors of our company. All of the nominees have consented to serve if elected. The Board of Directors has no reason to anticipate that any of the nominees will not be able to serve, if elected. Although we are authorized to have a board consisting of nine directors, only four nominees, our incumbent directors, have been named below. We believe the current number of directors is appropriate given our stage of development. The proxies cannot be voted for more than four persons, the number of nominees presented for election.

Directors elected at the meeting will hold office until the next Annual Meeting of Stockholders or until their successors have been elected and qualified. Listed below are the nominees for the Board of Directors. Please see “Information About Our Board of Directors and Executive Officers” for additional information concerning the individuals named below, which is based on information furnished to us by each individual noted.

Nominee	Age	Position
James A. Joyce	55	Chairman, Chief Executive Officer and Secretary
Rodney S. Kenley	66	President and Director
Edward G. Broenniman	80	Director
Chetan S. Shah, MD	48	Director

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE FOREGOING SLATE OF NOMINEES FOR THE BOARD OF DIRECTORS. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

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PROPOSAL #2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to ratification by the stockholders, the Board has selected the firm of Squar Milner LLP as the Company’s independent auditors for its fiscal year ending March 31, 2017. Squar Milner has acted in such capacity for the Company since 2001 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company.

Representatives of Squar Milner are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The following table presents fees for professional services billed by Squar Milner LLP ("Squar Milner") for the fiscal years ended March 31, 2016 and 2015:

	Fiscal Year	Fiscal Year
	2016	2015
Audit Fees (1)	$97,000	$97,000
Audit Related Fees (2)	21,000	72,840
Tax Fees (3)	6,325	3,380
All Other Fees (4)	–	–
	$124,325	$173,220

(1) Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for fiscal 2016 and 2015 and for reviews of the financial statements included in each of our quarterly reports on Form 10-Q during fiscal 2016 and 2015.

(2) Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees for fiscal 2016 and 2015 are fees and expenses related to reviews of registration statements and SEC filings other than Forms 10-K and 10-Q.

(3) Tax Fees include the aggregate fees billed during fiscal year 2016 and 2015 for professional services for preparation of income tax returns.

(4) All Other Fees consist of fees paid for products and services other than the services reported above.  No such fees were billed by Squar Milner for fiscal 2016 or 2015.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor

Our audit committee of the Board of Directors is responsible for pre-approving all audit, audit-related, tax and other permitted non-audit services to be performed for us by our independent auditor.  The audit committee approved all of the services for which Squar Milner billed us as set forth in the above table.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF SQUAR MILNER LLP AS DESCRIBED ABOVE.

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STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any stockholder who desires to include a proposal in the proxy statement and form of proxy for our next Annual Meeting of Stockholders must deliver the proposal to our principal executive offices no later than October 26, 2017. Any stockholder proposal submitted outside the processes of Rule 14a-8 will be considered untimely if delivered to our principal executive offices after October 26, 2017.

Any stockholder who intends to present a proposal at the next Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. Pursuant to such rule, a stockholder must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal for inclusion in our proxy materials. Subject to Securities and Exchange Commission rules, we reserve the right to vote against, reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

OTHER MATTERS

The Board of Directors does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters that are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION

Annual Report on Form 10-K

You may obtain copies of our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2016, without charge by writing to the Secretary, Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123. You also can find our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K on our website at www.aethlonmedical.com.

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PROXY

AETHLON MEDICAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 29, 2016

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted “FOR” all of the nominees listed for Proposal 1, and “FOR” for Proposal 2.

The stockholder(s) represented herein appoint(s) James A. Joyce and Rodney S. Kenley, and each of them, proxies with the power of substitution to vote all shares of common stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of Aethlon Medical, Inc. to be held at the Marriott San Diego Mission Valley, 8757 Rio San Diego Drive, San Diego, California 92108, on March 29, 2017, at 1:00 p.m. (Pacific Time), and in any adjournment or postponement thereof as specified in this proxy.

Proposal 1		FOR	WITHHOLD
Election of Directors:
	James A. Joyce	□	□
	Rodney S. Kenley	□	□
	Edward G. Broenniman	□	□
	Chetan S. Shah, MD	□	□

Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017.	□	□	□

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

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COMPANY ID:	PROXY NUMBER:	ACCOUNT NUMBER:

Signature _____________________________________________	Date______________________

Signature _____________________________________________	Date______________________

Note: Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations, please sign with full corporate name by a duly authorized officer and affix corporate seal.

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